Financial Instruments (Details) - Schedule of investor shares are classified as a liability at fair value on the company’s consolidated balance sheet - Investor Shares [Member] $ in Thousands	1 Months Ended
Dec. 31, 2021 USD ($)
Condensed Balance Sheet Statements, Captions [Line Items]
Fair value at beginning	$ 2,615
Value of Released Shares	(564)
Change in fair value	(884)
Fair value at ending	$ 1,167